Exhibit 99.1

                            ASSET PURCHASE AGREEMENT

         THIS AGREEMENT is made and entered into this 22nd day of October, 2004, by and between Mycobis Corporation., a Florida corporation ("MYCOBIS"), as seller, and MOLIRIS CORP, a Florida corporation ("MOLIRIS"), as purchaser.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and subject to the terms and conditions hereof, the parties agree as follows:

         1. Purchase of Assets. Subject to the terms hereof, at the Closing, defined below, MYCOBIS agrees to and shall sell, transfer and deliver to MOLIRIS the Staphylococcus aureus bacteriophages (Lytic Product Candidate Phages, R1, R2 and R3) and all rights thereto owned by Mycobis and all assets, both tangible and intangible, including but not limited to all intellectual property related thereto (See Exhibit "A"). The transfer herein is intended by all of the parties to include all assets and rights related in any way to the bacteriophages described above (the "Assets"), free and clear of all liens, security interests, liabilities and encumbrances.

         2. Purchase Price. The purchase price for the assets shall be:

                  (a) Two Million (2,000,000) shares of Moliris Restricted Common Stock shall be paid to MYCOBIS.

         3. Closing.

                  (a) The Closing of the sale herein contemplated shall be held at the offices of Moliris Corp., 3221 Collinsworth Street, Suite 140, Fort Worth, Texas 76107 at 10 AM on October 22, 2004 (the "Closing Date") or at such other time or place as may be mutually agreed, but in no event later than October 25, 2004 (the "Closing").

                  (b) On or before the Closing, MYCOBIS shall deliver to
                  MOLIRIS:

                           (i) Such bills of sale, and instruments of assignment, transfer and conveyance as will vest in MYCOBIS the full title in and to all of the Assets (the "Instruments of Transfer")(Exhibit "B" as attached hereto).

                           (ii) Certified copies of the necessary corporate resolutions of the directors of MYCOBIS authorizing the execution of this Agreement and the performance of all its terms, covenants and conditions.

                           (iii) A current certificate of good standing of MYCOBIS from the Secretary of State of Florida.


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                  (c) At the Closing, MOLIRIS shall deliver to MYCOBIS:

                           (i) Share certificates in an aggregate amount equal to the Purchase Price allocated among and payable to the order of MYCOBIS.

                           (ii) A current certificate of good standing of Moliris from the Secretary of State of Florida.

         4. Representations and Warranties by MYCOBIS. MYCOBIS represents and warrants that the following statements are true and correct on the date hereof in all material respects, except as set forth in the Schedule of Exceptions, and will be true and correct on the Closing Date in all material respects:

                  (a) MYCOBIS is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with full corporate power and authority to enter into, and to consummate the transactions contemplated by, this Agreement.

                  (b) All corporate actions required of MYCOBIS in connection with the transaction contemplated hereunder have been taken, except director approval, which shall be obtained prior to the Closing. Subject to director approval, MYCOBIS, its officers and its directors have complete and unrestricted power and authority to enter into this Agreement and to consummate the transaction herein contemplated in accordance with its terms. The execution and performance of this Agreement by MYCOBIS does not violate any provision of law, the corporate charter or bylaws of MYCOBIS, or any indenture or agreement to which MYCOBIS or the Assets is bound. Subject to director approval, this Agreement, and the various documents transferring title to the Assets constitute the legal, valid, binding and enforceable obligation of MYCOBIS, except insofar as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and equitable principles. MYCOBIS has no actual knowledge or notice of any violations by it of applicable state, federal or local laws, ordinances and regulations. The operation of MYCOBIS' business and the use of the Assets by MYCOBIS are in substantial compliance with said laws, ordinances and regulations.

                  (c) MYCOBIS has good and marketable title to the Assets, free and clear of all liens and security interests, encumbrances and rights of others, except with respect to:

                           (i) Any liens and encumbrances disclosed in the Schedule of Exceptions.


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                           (ii) Liens for current taxes not yet due and payable.

                           (iii) Imperfections of title and encumbrances that are not substantial in character, amount, or extent that do not materially detract from the value of or interfere with the present use of the properties subject thereto or affected thereby or otherwise materially impair the business operations of MYCOBIS.

                  The bill of sale and other instruments of assignment to be delivered to MOLIRIS at the Closing will effectively transfer to MOLIRIS good and marketable title to the Assets, free and clear of all liens and security interests, encumbrances, and rights of others, except as provided above.

                  (d) No legal action has been instituted against MYCOBIS and, to the best of MYCOBIS' knowledge, no claims have been asserted or are likely to be asserted against MYCOBIS which would materially impair the value of the Assets, other than that set forth in the Schedule of Exceptions.

                  (e) No representation or warranty by MYCOBIS herein or in any Exhibit or document delivered hereunder contains or will contain any knowingly untrue statement of a material fact, or omits or will omit stating a material fact, necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances existing at the time such representation or warranty is made.

         5. Representations and Warranties of MOLIRIS. MOLIRIS hereby represents and warrants that the following statements are true and correct on the date hereof in all material respects and will be true and correct on the Closing Date in all material respects:

                  (a) MOLIRIS is duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power and authority to enter into and consummate the transaction contemplated by this Agreement.

                  (b) All corporate actions required by MOLIRIS in connection with the transaction contemplated hereunder have been taken, except director approval, which shall be obtained prior to the Closing. Subject to director approval, MOLIRIS, its officers and directors have complete and unrestricted power and authority to enter into this Agreement and to consummate the transaction herein contemplated in accordance with its terms. The execution and performance of this Agreement by MOLIRIS is not and will not violate any provisions of law, the corporate charter or bylaws of MOLIRIS, or any indenture or agreement to which it is bound. Subject to director and shareholder approval, this Agreement constitutes the legal, valid, binding and enforceable obligation of MOLIRIS, except insofar as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and equitable principles. MOLIRIS has no knowledge or notice of any violations by it of applicable state, federal or local laws, ordinances and regulations.


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         6. No Assumption of Liabilities.

                  (a) It is expressly agreed that MOLIRIS will assume no liabilities of MYCOBIS of any kind whatsoever, and MOLIRIS shall not be liable either jointly or severally for any claims arising out of MYCOBIS' ownership of the Assets or the conduct of MYCOBIS' business prior to the Closing.

                  (b) MYCOBIS represents, warrants and agrees that MOLIRIS shall not be or become liable either jointly or severally for any claims, demands, liabilities, obligations or expenses not expressly assumed in this Agreement of any kind whatsoever, whether fixed or contingent, matured or unmatured, known or unknown, arising out of or relating to MYCOBIS' ownership of the Assets or the conduct of MYCOBIS' business prior to the Closing.

         7. No Third Party Beneficiaries. Nothing in this Agreement is intended to be for the benefit of or to create any enforceable rights in or obligations to any persons not a party to this Agreement.

         8. Indemnity. If this Agreement is consummated, each party hereby agrees to indemnify, defend and save harmless the other party from and against any and all loss, cost, expense, damage or liability (including among other things, court costs and reasonable attorneys' fees) incurred or suffered by such party by reason of any breach of any undertaking, representation or warranty or default in the performance of any undertaking or covenant of such party contained in this Agreement or arising out of any obligation or liability of such party which has not been expressly assumed by the other party pursuant to this Agreement.

         9. Notices. All notices necessary or desirable to be given hereunder shall be in writing and deemed given when delivered in person or upon mailing if sent by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid or by any courier or delivery service providing a return receipt signed by the receiving party, addressed to the party as follows:

                  If to Mycobis Corporation:

                            Law Offices of Ledyard DeWees, P.A.
                            270 N.W. 3rd Court
                            Boca Raton, Florida 33432

                           Attention: Ledyard DeWees, Esq.


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                  If to Moliris Corp.:

                            3221 Collinsworth Street, Suite 140
                            Fort Worth, Texas 76107

                           Attention: Michael R. Davis, Esq.

         10. Severability. If any of the provisions of this Agreement are held to be void or unenforceable, the parties agree that such determination shall not result in the nullity or unenforceability of the remaining portions of this Agreement. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

         11. Entire Agreement. This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and shall supersede any and all prior or contemporaneous correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

         12. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to Florida's or any other jurisdiction's choice of law principles.

         13. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed as an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

         14. Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

         15. Captions. Captions are provided herein for convenience only and they form no part of this Agreement and are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.


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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                MOLIRIS CORP

                               By: /s/ Clyde Parks
                                   ----------------------------------
                                   Clyde Parks, Chairman and President

                               Mycobis Corporation

                               By: /s/ Richard Honour
                                   ----------------------------------
                                   Richard Honour, PhD, as President & CEO


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                                   EXHIBIT "A"


                MYCOBIS - STAPHYLOCOCCAL AUREUS HOSTS AND PHAGES


--------------------------------------------------------------------------------
STAPHYLOCOCCUS AUREUS PHAGES
--------------------------------------------------------------------------------
ID Number              Source                  Date      Specificity
---------------------- ----------------------- --------- -----------------------
R1                     Enriched Soil           4.04      S. aureus
---------------------- ----------------------- --------- -----------------------
R2                     Enriched Soil           4.04      S. aureus
---------------------- ----------------------- --------- -----------------------
R3                     Enriched Soil           4.04      S. aureus
---------------------- ----------------------- --------- -----------------------


--------------------------------------------------------------------------------
STAPHYLOCOCCUS AUREUS HOSTS
--------------------------------------------------------------------------------
ID Number              Source                  Date      Specificity
---------------------- ----------------------- --------- -----------------------
19655                  ATCC
---------------------- ----------------------- --------- -----------------------





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                                   EXHIBIT "B"

                                       TO

                            ASSET PURCHASE AGREEMENT

                 GENERAL CONVEYANCE ASSIGNMENT AND BILL OF SALE

         FOR VALUE RECEIVED, the undersigned MYCOBIS CORPORATION hereby assigns, conveys, transfers, and delivers to MOLIRIS CORP., a corporation organized under Florida law, each and all of the "Assets" as such term is defined in the ASSET PURCHASE AGREEMENT and as listed on Exhibit "A", dated as of October 22, 2004 between the said parties.

         This instrument is executed and delivered pursuant to the ASSET PURCHASE AGREEMENT, and is not intended to, and shall not alter, affect, or diminish in any manner whatsoever the representations, warranties and covenants made by the parties in the said Agreement, all of which shall survive the execution and delivery of this instrument to the extent provided in the said Agreement.

         MYCOBIS CORPORATION binds itself and its successors and assigns to forever warrant and defend, all and singular, title to the Assets conveyed hereunder unto MOLIRIS CORP., its successors and assigns, against every person claiming the same or any part thereof.

         MYCOBIS CORPORATION hereby binds itself and its successors and assigns to deliver such other certificates, assignments, conveyances, assurances, instruments and documents as MOLIRIS CORP. shall deem necessary to effect the transactions contemplated hereby and in the ASSET PURCHASE AGREEMENT and to vest in MOLIRIS CORP. good and market title to the Assets.

         IN WITNESS WHEREOF, undersigned has duly executed this instrument on October 22, 2004.

MYCOBIS CORPORATION

By: /s/ Richard Honour
    --------------------------------
    Richard Honour, President